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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2000


                              Aviation Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Texas                       0-10124              75-2631373
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File        (IRS Employer
       incorporation)                    Number)           Identification No.)

700 North Pearl Street, Suite 2170, Dallas, Texas                75201
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (214) 922-8100
                                                       -------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed from last report)


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



Item 5.  Other Events.

         Aviation Group, Inc., a Texas corporation (the "Company"), and travelbyus.com ltd., an Ontario corporation ("travelbyus") announced that they entered into on May 3, 2000 a formal agreement to combine their businesses through a statutory arrangement under Canadian law. The Company and travelbyus had previously announced their intentions to enter into a formal agreement to combine their businesses.

         In addition, the Company announced that it completed the acquisition of Global Leisure Travel, Inc., a Washington corporation ("GLTI"), through a merger between a subsidiary of the Company and GLTI effective on May 10, 2000. The Company had previously reported on a Form 8-K Current Report dated March 2, 2000, as amended, its acquisition of a controlling interest in GLTI.

         The Company hereby incorporates by reference into this Item 5 the press releases attached hereto as Exhibits 99.1 and 99.2

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press release of  Aviation Group, Inc. issued May 18,
                           2000.
                  99.2     Press release of  Aviation Group, Inc. issued May 18,
                           2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AVIATION GROUP, INC.




Dated as of May 18, 2000                         By:    /s/ Richard L. Morgan
                                                        ------------------------
                                                        Richard L. Morgan,
                                                        Executive Vice President





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



Press Release                                                       Exhibit 99.1
-------------                                                       ------------

                  travelbyus.com ltd. and Aviation Group, Inc.
                         Announce Arrangement Agreement
                         ------------------------------

May 18, 2000
Dallas,  Texas and Vancouver,  BC:  travelbyus.com ltd. (Toronto Stock Exchange:
"TBU" and Frankfurt Stock  Exchange:  "TVB") and Aviation  Group,  Inc.  (Nasdaq
SmallCap: "AVGP" and Boston Stock Exchange: "AVG") announced they formally agreed on May 3, 2000 to combine their businesses through a statutory arrangement under Canadian law. The completion of the arrangement is subject to receipt of requisite regulatory approval, including without limitation the approval of an Ontario, Canada court, the Toronto Stock Exchange and the Canadian Venture Exchange. When the arrangement is completed, travelbyus.com will become an indirect subsidiary of Aviation Group. The arrangement will result in a change in control of Aviation Group. Former travelbyus.com shareholders will own directly or indirectly more than 90% of Aviation Group's outstanding common stock after completion of the arrangement.

         The arrangement will result in travelbyus.com shareholders receiving one exchangeable share in travelbyus.com for each common share they currently own. Each exchangeable share may be exchanged by the holder for one share of Aviation Group common stock. The exchangeable shares of travelbyus.com not previously exchanged will be automatically exchanged into Aviation Group common stock on January 1, 2003 or earlier on the occurrence of certain events. The exchangeable shares will entitle their holders to dividends and other rights that are, as nearly as practicable, economically equivalent to those of Aviation Group common stock. They will also entitle their holders to vote at meetings of Aviation Group shareholders through a voting trust.

         As of May 1, 2000, Aviation Group and travelbyus.com had approximately 3,949,000 and 75,105,000 common shares outstanding, respectively.

         For travelbyus.com, the arrangement will allow greater access to U.S. capital markets, will significantly expand its travel products by those offered by Aviation Group's new subsidiary, Global Leisure Travel, Inc., and through the sale of non-strategic assets of Aviation Group, should provide funds for the combined companies.

         For Aviation Group, the arrangement will enable it to shift its assets and capital into an industry with significant growth opportunities. Since August 1999, Aviation Group has sought to sell its businesses to fund acquisitions with growth opportunities.

         The combined companies expect to have greater access to the capital markets to support future growth. Aviation Group intends to apply for listing of its common stock on Nasdaq's National Market and the Frankfurt Stock Exchange. The combined companies are expected to be better able than Aviation Group or travelbyus.com alone to attract new investors and to obtain financing to pursue acquisitions and fund growth.

         To consummate the arrangement, the companies will seek approval of their respective shareholders and the approval of an Ontario court as to the terms of the arrangement. It is currently


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



anticipated that special meetings of the shareholders of travelbyus.com and Aviation Group will be held some time in August 2000.

         The respective financial advisors to the companies have rendered their fairness opinions. CIBC World Markets Corp., as advisor to Aviation Group, has opined that the consideration to be received by the shareholders of travelbyus.com pursuant to the arrangement agreement is fair to the shareholders of Aviation Group from a financial point of view. Wellington West Capital, Inc., as advisor to travelbyus.com, has opined that the one-for-one share exchange ratio under the arrangement agreement is fair to the shareholders of travelbyus.com from a financial point of view.

         The companies expect to account for the arrangement under the purchase method of accounting as if travelbyus.com had acquired Aviation Group and had been recapitalized under the capital structure of Aviation Group.

         travelbyus.com is an Internet-based travel company. travelbyus.com's Web site, www.travelbyus.com, provides consumers with on-line travel options 24 hours per day. Through the travelbyus.com Web site, consumers have the ability to browse travel options world-wide and to book travel reservations. In addition to offering consumers travel options through the Internet, travelbyus.com also offers the consumer travel options through 1-800 call centers and traditional travel agencies. Since April 1999, travelbyus.com has focused on completing strategic acquisitions to build the components of travelbyus.com's business model, which include product offerings, distribution, marketing and technology. travelbyus.com provides a broad range of travel products, targeted primarily at the leisure customer, including airline tickets, cruise packages and ground packages.

         Aviation Group provides services and products to airline companies and other aviation firms primarily in the United States. Aviation Group's businesses consists of painting and paint stripping services for commercial and freight aircraft and the manufacture, sale and repair of aircraft batteries and aircraft and truck weighing scales. On May 10, 2000, Aviation Group completed its acquisition of Global Leisure Travel, Inc. Global Leisure is primarily engaged in the wholesale and retail sale of travel packages for both domestic and Pacific Island and Australian destinations. Travel packages created by Global Leisure include airline tickets, hotel accommodations, automobile rentals and other land components. Global Leisure contracts with vendors and primarily markets the packages directly to retail travel agents.

         Following closing of the statutory arrangement, the combined companies will focus on developing and expanding the travelbyus.com travel business. Aviation Group's existing businesses, other than Global Leisure, are expected to be sold.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of any securities in any state or Canadian province in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. Prospective investors are urged to read, when filed with the Securities and Exchange Commission, the joint proxy statement/prospectus and registration statement that will be filed by Aviation Group, Inc. in connection with the transactions described in this press release. After filing, these documents will be available for free at the Securities and Exchange Commission's EDGAR website at www.sec.gov and may be obtained for free from Aviation Group, Inc. upon request.


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



         Except for the historical information contained herein, this press release contains statements that constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that may cause or contribute to such differences include, among other things, the ability to close the proposed transaction disclosed above, dependence on certain vendors, changes in the travel industry, seasonability of business, risk of future losses from operations, regulation and development of the Internet, brand identification of travelbyus.com's business, declines in travel commission rates, technological changes, the ability to sell or merge all or a portion of Aviation Group's businesses, environmental regulation and increased competition in the on-line travel services industry. Other risks and uncertainties include changes in business conditions and the economy in general, changes in governmental regulations, unforeseen liquidation and other risk factors identified in public filings by Aviation Group or travelbyus.com under "Risk Factors." Aviation Group and travelbyus.com do not undertake any obligation to update these forward-looking statements for revisions or changes after the date of this press release.

Contacts:
--------

travelbyus.com, ltd.:
--------------------

         Bill Kerby
         Chief Executive Officer
         Telephone:  (604) 541-2400
         E-Mail:  bkerby@travelbyus.com

Aviation Group, Inc.:
--------------------

         Lee Sanders
         Chairman
         Telephone:  (214) 922-8100, ext. 1100
         E-Mail:  lsanders@aviationgroup.com

         Richard Morgan
         Executive Vice President, CFO
         Telephone:  (214) 922-8100, ext. 1102
         E-Mail:  rmorgan@aviationgroup.com

Press Contacts:
--------------


North America: Barry S. Kaplan
               Telephone:  (732) 747-0702
               E-Mail:  smallkap@aol.com


Europe: Christopher Bruening
        Telephone:  49 61 96 88 00 210
        E-Mail:  cbruening@vmr.de



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

Press Release                                                       Exhibit 99.2
-------------                                                       ------------

                         Aviation Group, Inc. Announces
                          Completion of Acquisition of
                         Global Leisure Travel, Inc.
                         ------------------------------



May 18, 2000
Dallas, Texas: Aviation Group, Inc. (Nasdaq SmallCap: "AVGP") announced the completion of its acquisition of Seattle-based Global Leisure Travel, Inc. The acquisition is the first step in a previously announced three-way business combination among Aviation Group, Global Leisure and travelbyus.com ltd. (Toronto Stock Exchange: "TBU"; Frankfurt Stock Exchange: "TVB").

         The acquisition was completed through a merger of Global Leisure with Aviation Group's subsidiary effective on May 10, 2000 making Global Leisure a wholly-owned subsidiary of Aviation Group. As consideration for the purchase, Aviation Group issued:

- $16,500,000 in liquidation preference, represented by 1,650 shares of Series A convertible preferred stock and Series A warrants to purchase 750,000 shares of Aviation Group common stock to the former owners of Global Leisure in exchange for the transfer or cancellation of the stock and indebtedness owned by them and their affiliates; and

- Series B warrants to purchase 3,500,000 shares of Aviation Group common stock to the former warrantholders of Global Leisure in exchange for cancellation of their warrants.

         Prior to and in connection with the acquisition, Aviation Group also invested $20.9 million in Global Leisure. These funds were used primarily to pay debts and other payables of Global Leisure. The financing for this investment by Aviation Group in Global Leisure was provided by:

- $5.0 million invested in Aviation Group by travelbyus.com through the purchase of 500 shares of Series B preferred stock from Aviation Group at $10,000 per share;

- $2.0 million invested in Aviation Group by private investors in the purchase of 750,000 shares of Aviation Group common stock at $2.667 per share; and

- Approximately $16.5 million invested in Aviation Group by private investors in the purchase of approximately 1,650 units of Aviation Group's Series B preferred stock and Series C warrants, at a price of $10,000 per unit, each unit consisting of one share and 750 warrants.

         Upon the completion of the business combination with travelbyus.com, Aviation Group agreed to deliver to the broker/dealer arranging the financing for its investment in Global Leisure, Doerge Capital Management, a division of Balis Lewittes & Coleman, Inc., a fee of $1.0 million and warrants to purchase
1.5 million shares of Aviation Group common stock at exercise prices ranging from $1.50 to $6.50 per share, with a weighted average exercise price of $4.07 per share.

         Global Leisure is primarily engaged in the wholesale and retail sale of
travel   packages  for  both   domestic  and  Pacific   Island  and   Australian
destinations. Travel packages created by Global


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



Leisure include airline seats, hotel accommodations, automobile rentals and other land components. Global Leisure contracts with vendors and primarily markets the packages directly to retail travel agents.

         Global Leisure maintains contracts with several major airlines, hotel operators and touring companies, including United Airlines, Continental Airlines, Delta Airlines, Hawaiian Airlines, Alaskan Airlines, Outrigger Hotels Hawaii, and Hotel Corporation of the Pacific d/b/a Aston Hotels & Resorts. These contracts allow Global Leisure to purchase airline tickets, hotel reservations and travel packages at wholesale prices.

         Global Leisure's travel products are resold to the public through retail travel agents and other sellers. Several tradenames under which Global Leisure operates are "Sunmakers," "Kailani Hawaii Tours" and "Hawaii Leisure." Global Leisure has contracts with travel agencies and suppliers of travel in Washington, Hawaii, Nevada and California. These agencies have designated Global Leisure as a preferred supplier for all destinations and products that Global Leisure or its subsidiaries offer in exchange for certain sales-based commissions.

         To complete Aviation Group's acquisition of Global Leisure, Aviation Group created several new series of preferred stock:

- The Series A convertible preferred stock bears a 9% cumulative dividend payable if and when declared by Aviation Group's board of directors, has full voting rights alongside common shareholders after the earlier of September 30, 2000 or the completion of the travelbyus.com business combination, is redeemable at Aviation Group's option at any time, and is convertible into common stock by the holders at any time after October 31, 2000. Aviation Group may cause the Series A preferred stock to be converted into common stock at any time prior to a new equity or debt financing after the closing of the travelbyus.com business combination if new gross cash proceeds of at least $25 million are received by Aviation Group. The conversion price is the greater of $6 and the mean 21-day closing bid price for the common stock.

- The Series B preferred stock bears a 12% cumulative dividend payable if and when declared by the board of directors, has no voting rights except in limited circumstances, is redeemable at Aviation Group's option at any time, and is not convertible. This series ranks senior to the Series A preferred stock as to liquidation and dividend rights. Aviation Group is required to redeem the Series B preferred stock to the extent of the net cash proceeds from the sale of any assets of Aviation Group out of the ordinary course of business or any public debt or equity securities after completion of the travelbyus.com business combination.

         The Series A, B and C warrants issued by Aviation Group have exercise prices of $5, $3 and $3, respectively, and expire on the earlier of March 31, 2005 and the second anniversary of the date the shares of common stock issuable on the exercise of the warrants are registered for resale under the Securities Act of 1933, as amended. Aviation Group intends to register the underlying shares of common stock for resale under that Act. None of the warrants are exercisable until their issuance is approved by Aviation Group's shareholders.

         travelbyus.com is an Internet-based travel company. travelbyus.com's Web site, www.travelbyus.com, provides consumers with on-line travel options 24 hours per day. Through the travelbyus.com Web site, consumers have the ability to browse travel options world-wide and book travel reservations. In addition to offering consumers travel options through the Internet, travelbyus.com also offers the consumer travel options through 1-800 call centers and traditional travel agencies. Since April 1999, travelbyus.com has focused on completing strategic acquisitions to build the components of travelbyus.com's business model, which include product offerings, distribution, marketing and technology. travelbyus.com provides a broad range of travel products, targeted primarily at the leisure customer, including airline tickets, cruise packages and ground packages.

         Aviation Group provides services and products to airline companies and other aviation firms primarily in the United States. Aviation Group's businesses consist of painting and paint stripping services for commercial and freight aircraft and the manufacture, sale and repair of aircraft batteries and aircraft and truck weighing scales.

         Following closing of the travelbyus.com business combination, the combined companies will focus on developing and expanding the travelbyus.com travel business. Aviation Group's existing businesses, other than Global Leisure, are expected to be sold.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of any securities in any state or Canadian province in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. Prospective investors are urged to read, when filed with the Securities and Exchange Commission, the joint proxy statement/prospectus and registration statement that will be filed by Aviation Group, Inc. in connection with the transactions described in this press release. After filing, these documents will be available for free at the Securities and Exchange Commission's EDGAR website at www.sec.gov and may be obtained for free from Aviation Group, Inc. upon request.

         Except for the historical information contained herein, this press release contains statements that constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that may cause or contribute to such differences include, among other things, the ability to close the proposed transaction disclosed above, dependence on certain vendors, changes in the travel industry, seasonability of business, risk of future losses from operations, regulation and development of the Internet, declines in travel commission rates, technological changes, the ability to sell or merge all or a portion of Aviation Group's businesses, environmental regulation and increased competition in the on-line travel services industry. Other risks and uncertainties include changes in business conditions and the economy in general, changes in governmental regulations, unforeseen liquidation and other risk factors identified in public filings by Aviation Group under "Risk Factors." Aviation Group does not undertake any obligation to update these forward-looking statements for revisions or changes after the date of this press release.

Contacts:
--------

         Lee Sanders
         Chairman
         Telephone:  (214) 922-8100, ext. 1100
         E-Mail:  lsanders@aviationgroup.com

         Bill Kerby
         Chief Executive Officer
         Telephone:  (604) 541-2400
         E-Mail:  bkerby@travelbyus.com

Press Contacts:
--------------

North America: Barry S. Kaplan
               Telephone:  (732) 747-0702
               E-Mail:  smallkap@aol.com

Europe:        Christopher Bruening
               Telephone:  49 61 96 88 00 210
               E-Mail:  cbruening@vmr.de



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